EXHIBIT 10.46

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of December 5, 2012, by and among AFFYMETRIX, INC., a Delaware corporation (the "Borrower"), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself and as agent for the Lenders (in such capacity, the "Agent"), and the Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined), as amended.
R E C I T A L S:
WHEREAS, Borrower, the other Credit Parties party thereto, the Agent and the Lenders entered into that certain Credit Agreement, dated as of June 25, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"); and
WHEREAS, the Credit Parties have requested that the Agent and the Lenders party hereto amend certain provisions of the Credit Agreement, and the Agent and each Lender party hereto agree to such amendments upon the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.  Amendment.  Section 6.1 of the Credit Agreement is hereby amended by deleting  the  reference  to "$10,000,000"  set  forth  therein  and  replacing  the  same  with "$10,000,000, or an amount up to $13,500,000 provided, that the Capital Expenditure Limitation for the Fiscal Year ended December 31, 2013 shall be decreased by the amount by which Capital Expenditures for the Fiscal Year ended December 31, 2012 exceed $10,000,000".
2.  Conditions.  This Agreement shall be effective upon Agent's receipt of an executed signature page to this Agreement from each Credit Party, the Agent and the Required Lenders.
3.  Representations and Warranties of Credit Parties.  In order to induce the Agent and the Required Lenders to enter into this Agreement, each Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Agreement), that:
(a)  the execution, delivery and performance by each Credit Party of this Agreement has been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance  with  its  terms,  except  as  such  enforceability  may  be  limited  by  applicable bankruptcy, insolvency, reorganization, receivership, moratorium and similar Laws relating to or affecting the enforceability of creditors' rights generally, and except that the availability of equitable remedies is subject to the discretion of the courts (regardless of whether enforcement is sought in a proceeding at law or in equity);

(b)  upon the effectiveness of this Agreement, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Agreement after giving effect to this Agreement and the transactions contemplated hereby;
(c)  neither the execution, delivery or performance of this Agreement by each Credit Party nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of such Credit Party's certificate or articles of incorporation or bylaws, or other organizational documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof or which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and
(d)  no Default or Event of Default exists or will result after giving effect to this Agreement and the transactions contemplated hereby.
4.  Counterparts; Facsimile Signature.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.
5.  Continuing Effect of the Credit Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Credit Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.  This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the effectiveness of this Agreement, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a Loan Document.
6.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

7.  Captions.  The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
8.  Reaffirmation.  The Credit Parties signatory hereto hereby reaffirm their guaranties of the Obligations and reaffirm that the Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent under the Guaranty and Security Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties.  Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan Documents shall take into account the provisions of this Agreement and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.
(signature pages follow)

IN WITNESS WHEROF, the parties hereto have caused this Agreement to be duly executed and delivered by the duly authorized officers as of the day and year first above written.
AFFYMETRIX, INC.
By:	/s/ Timothy Barabe
Name:	Timothy Barabe
Title:	EVP and CFO

USB CORPORATION
By:	/s/ Timothy Barabe
Name:	Timothy Barabe
Title:	CFO

ANATRACE, INC.
By:	/s/ David Roberts
Name:	David Roberts
Title:	CFO

EBIOSCIENCE HOLDING COMPANY, INC.
By:	/s/ Timothy Barabe
Name:	Timothy Barabe
Title:	Vice President

EBIOSCIENCE, INC.
By:	/s/ Timothy Barabe
Name:	Timothy Barabe
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]
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GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:                /s/ Andrew D. Moore
Name:                    Andrew D. Moore
Title:                    Duly Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]
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GE JV SPONSOR LTD, as a Lender

By: GENERAL ELECTRIC CAPITAL
CORPORATION, as Servicer

By:                /s/ Andrew D. Moore
Name:                    Andrew D. Moore
Title:                    Duly Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]
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MDC JV SPONSOR LTD, as a Lender

By: GENERAL ELECTRIC CAPITAL
CORPORATION, as Servicer

By:                /s/ Andrew D. Moore
Name:                    Andrew D. Moore
Title:                    Duly Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]
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SILICON VALLEY BANK,
as a Lender

By:                /s/ Peter Freyer
Name:                    Peter Freyer
Title:                    Director –Corporate Finance;
Healthcare & Life Science

[Signature Page to Second Amendment to Credit Agreement]
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BANK OF AMERICA, N.A.
as a Lender

By:                /s/ John C. Plecque
Name:                    John C. Plecque
Title:                    Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]
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CITIBANK, N.A,
as a Lender

By:                /s/ Alvaro De Valasco
Name:                    Alvaro De Valasco
Title:                    Vice President

[Signature Page to Second Amendment to Credit Agreement]
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MORGAN STANLEY BANK, N.A,
as a Lender

By:                /s/ Alice Lee
Name:                    Alice Lee
Title:                    Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]
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